                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       FEBRUARY 26, 1997
                                                ------------------------------

                              QCS CORPORATION
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARACTER)



     DELAWARE                33-18600-D                  84-1057621
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  (STATE OR OTHER            (COMMISSION              (I.R.S. EMPLOYER
    JURISDICTION             FILE NUMBER)            IDENTIFICATION NO.)
  OF INCORPORATION)



          650 CASTRO STREET, SUITE 210, MOUNTAIN VIEW, CALIFORNIA  94041
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (415) 966-1214
                                                   ---------------------------



                            NOT APPLICABLE
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    (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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ITEM 5.        OTHER EVENTS

     On February 26, 1997, Todd Myhre, the Registrant's President and Chief Executive Officer and a member of the Registrant's Board of Directors, tendered his resignation from all positions with the Registrant, effective immediately, to pursue other career opportunities. His duties have been assumed on an interim basis by Marcel van Heesewijk, QCS Corporation's Chairman of the Board of Directors.

     On March 2, 1997, Lindsay Bury tendered his resignation as a director of the Registrant.




                                  SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY AUTHORIZED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

Dated: March 11, 1997

                                       QCS Corporation
                                       ---------------
                                       Registrant


                                       /s/ Marcel van Heesewijk
                                       ------------------------
                                       Marcel van Heesewijk
                                       Chairman of the Board of Directors